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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JUNE 28, 1999




                                  CAPRIUS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                    0-11914                  22-2457487
(STATE OR OTHER JURISDICTION        (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)           IDENTIFICATION NO.)


        ONE PARKER PLAZA, FORT LEE, NEW JERSEY                 07024
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (201) 592-8838



                          46 JONSPIN ROAD, WILMINGTON,
                   MASSACHUSETTS 01887 (FORMER NAME OR FORMER
                     ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


     On June 28, 1999, Caprius, Inc., a Delaware corporation ("Caprius"), acquired Opus Diagnostics Inc., a Delaware corporation ("Opus"), through a merger (the "Merger") between Opus and Caprius' newly-formed wholly-owned subsidiary Caprius Merger Sub Inc., a Delaware corporation ("Merger Sub"). Opus was recently formed by George Aaron ("Aaron") and Jonathan Joels ("Joels") to engage in the business of manufacturing and selling medical diagnostics assays and kits. Upon the Merger, the Opus stockholders received an aggregate of 6,178,978 shares of Caprius Common Stock, par value $.01 per share. A copy of the Merger Agreement among Caprius, Opus, Merger Sub, Aaron and Joels is filed as Exhibit 2.1 and is incorporated herein by reference.

     The Merger was consummated coincident with the closing of an Asset Purchase Agreement (the "Purchase Agreement") between Opus and Oxis Health Products Inc., a Delaware corporation ("Oxis"). The purchase price paid by Opus consisted of $500,000 in cash, a secured promissory note (the "Note") in the principal amount of $565,000 (to be adjusted based upon the closing inventory) payable on November 30, 1999, and a warrant granting Oxis the right to acquire up to 10% equity interest in Opus (on a pre-Merger basis) (the "Warrant"), exercisable after six months for a period of five years. Upon the Merger, the Warrant became exercisable for 617,898 shares of Caprius Common Stock at an exercise price equal to 80% of the average bid and asked prices for the Common Stock for the five trading days immediately preceding December 28, 1999. A copy of the Purchase Agreement, the Note and the Warrant are filed as Exhibits 2.2, 10.1, and 10.2, respectively, and are incorporated herein by reference.

     Opus produces and sells 14 diagnostic assays, controls and calibraters for therapeutic drug monitoring which are used on the Abbott TDx instrument. Pursuant to the Purchase Agreement, Opus acquired from Oxis the assets relating to its reagent patent, trademark and distribution network for the therapeutic drug monitoring assay business (the "TDM Business"). Additionally, pursuant to a Services Agreement, Oxis will manufacture the products of the TDM Business of Opus for 15 months commencing June 30, 1999. A copy of the Services Agreement is filed as Exhibit 10.3 and is incorporated herein by reference.

     Opus intends to expand the number of assays offered and increase product distribution both domestically and abroad. Further, Opus intends to acquire other therapeutic drug monitoring products and growth factors.

     Upon the Merger, four members of the Caprius Board of Directors resigned, the number of directors was decreased to six persons, and Messrs. Aaron and Joels were elected members of the Caprius Board of Directors (the "Board"). The Board elected Mr. Aaron as President and Chief Executive Officer, Mr. Joels as Treasurer, Chief Financial Officer and Secretary, and Elliott Koppel as Vice President-Sales and Marketing. From 1992 to November 1997, Mr. Aaron had served on the Board of Caprius.

     Caprius also entered into Severance and Consulting Agreements with Jack Nelson ("Nelson") and Enrique Levy ("Levy"). Mr. Nelson's employment as the Chairman and Chief Executive Officer of Caprius was terminated, and he will serve as a consultant of Caprius for a period of one year and remain a Director of Caprius until the next annual meeting of stockholders. Pursuant to his Consulting Agreement, Mr. Nelson will receive $258,500 representing the "termination" payment under his Employment Agreement upon the earlier of December 28, 1999 or the consummation of a Business Transaction (as defined therein), and he received 125,000 shares of Caprius Common Stock plus accrued compensation. A copy of the Severance and Consulting Agreements for Messrs. Nelson and Levy are filed as Exhibits 10.4 and 10.5, respectively, and are incorporated herein by reference.

     Mr. Levy's employment as President and Chief Operating Officer of Caprius was terminated and he will serve as a consultant of Caprius for a period of one year and shall remain a Director of Caprius until the next annual meeting of stockholders. Pursuant to his Consulting Agreement, Mr. Levy will receive $247,500 representing the "termination" payment under his Employment Agreement upon the earlier of December 28, 1999 or the consummation of a Business Transaction (as defined therein), and he received 100,000 shares of Caprius Common Stock plus accrued compensation.



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     Caprius terminated its lease in Fort Lee, New Jersey, and moved to premises in Fort Lee, New Jersey occupied by Opus.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

     Pursuant to paragraph (a)(4), the financial statements for the business acquired will be filed within 60 days of July 13, 1999 the date that this report was due to be filed.

(b)  Pro Forma Financial Statements

     Pursuant to paragraph (a)(4), the unaudited pro forma financial statements of Caprius giving effect to the Merger will be filed within 60 days of July 13, 1999 the date that this report was due to be filed.

(c)  Exhibits

     2.1 Agreement and Plan of Merger among Opus, Aaron, Joels, Caprius and Merger Sub, dated as of June 28, 1999.

     2.2 Asset Purchase Agreement among Opus, Oxis and Oxis International Inc. (solely for the purposes of Article 10 thereof), dated as of June 28, 1999.

     3.1 Certificate of Merger filed on June 28, 1999 with the Secretary of State of the State of Delaware.

     10.1 Secured Promissory Note of Opus in the initial principal amount of $565,000 to the order of Oxis, dated June 28, 1999.

     10.2 Warrant issued to Oxis to Purchase Shares of Common Stock of Opus, dated June 28, 1999.

     10.3 Services Agreement between Opus and Oxis, dated as of June 30, 1999.

     10.4 Severance and Consulting Agreement between Caprius and Nelson, dated as of June 28, 1999.

     10.5 Severance and Consulting Agreement between Caprius and Levy, dated as of June 28, 1999.

     99   Press Release, dated June 28, 1999.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CAPRIUS, INC.


                                             By: /s/ George Aaron
                                                 -------------------------------
                                                 Name:  George Aaron
                                                 Title:  President


Dated:  July 1, 1999


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                                  Exhibit Index
                                  -------------

Exhibit        Description
-------        -----------

2.1 Agreement and Plan of Merger among Opus, Aaron, Joels, Caprius and Merger Sub dated as of June 28, 1999.

2.2 Asset Purchase Agreement among Opus, Oxis and Oxis International Inc. (solely for the purposes of Article 10 thereof) dated as of June 28, 1999.

3.1 Certificate of Merger, filed on June 28, 1999 with the Secretary of State of the State of Delaware.

10.1 Secured Promissory Note of Opus in the initial principal amount of $565,000 to the order of Oxis dated June 28, 1999.

10.2 Warrant issued to Oxis to Purchase Shares of Common Stock of Opus dated June 28, 1999.

10.3           Services Agreement between Opus and Oxis dated as of June 30,
               1999.

10.4 Severance and Consulting Agreement between Caprius and Nelson dated as of June 28, 1999.

10.5 Severance and Consulting Agreement between Caprius and Levy dated as of June 28, 1999.

99             Press Release, dated June 28, 1999.



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